Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020



                   Re:  Municipal Securities Trust,
                        Series 1
                        ---------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 2-62605 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                        Sincerely,



                                                        /s/ Frank A. Ciccotto
                                                        ------------------------
                                                        Frank A. Ciccotto




FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020



                            Re: Municipal Securities Trust,
                                Series 2
                                ----------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 2-63595 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                    Sincerely,





                                                    /s/ Frank A. Ciccotto
                                                    --------------------------
                                                    Frank A. Ciccotto



FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                              Re:  Municipal SecuritiesTrust,
                                   Ist Discount Series
                                   --------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 2-73986 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                               Sincerely,



                                               /s/ Frank A. Ciccotto
                                               --------------------------------
                                               Frank A. Ciccotto




FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020



                     Re:  Municipal SecuritiesTrust,
                          2nd Discount Series
                          ----------------------------------

Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 2-74227 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                               Sincerely,


                                               /s/ Frank A. Ciccotto
                                               ---------------------------------
                                               Frank A. Ciccotto




FAC/trh